                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) APRIL 7, 2000
                                                        -------------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


           333-33397                                      41-1724239
       ----------------------                  -----------------------------
       (Commission File Number)                (IRS Employer Identification No.)


       1221 NICOLLET MALL, SUITE 700                MINNEAPOLIS, MN 55403
       ---------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ----------------


          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On March 31, 2000, NRG Energy, Inc (NRG) a wholly-owned subsidiary of Northern States Power Company, announced that its wholly-owned subsidiary, Louisiana Generating LLC acquired two fossil fueled generating plants from Cajun Electric Power Cooperative, Inc. The two plants, located near New Roads, Louisiana, consist of a two-unit, 220 megawatt (MW) gas-turbine generating station and a three-unit, 1,488 MW coal-fired generating station. The total purchase price of $1.026 billion was funded through an $800 million bond offering and an equity contribution from NRG.



Other details are contained in the news release attached as Exhibit 99.5.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No. 99.5 - March 31, 2000, News Release from NRG titled "NRG Energy Unit Louisiana Generating Completes Purchase of Cajun Electric Power Cooperative Generation Assets".



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NRG Energy, Inc
                                              (Registrant)



                                              By  /s/ Leonard A. Bluhm
                                                 ----------------------
                                                  Leonard A. Bluhm
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



Dated:  April 7, 2000
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